UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

20957

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2010

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

The market's advance from its low point of the crisis in March 2009 slowed during the first quarter of 2010. Sovereign debt concerns and mixed macroeconomic data competed with positive earnings surprises and merger & acquisition activity in setting the tone for the market. In contrast to the previous quarters with their strong fiscal policy influences, the key growth driver for the first quarter of 2010 turned out to be the sharply reduced dynamic of inventory destocking. However, negative news regarding government debt of the Greek and peripheral European countries, bank regulation talks and Chinese attempts to slow economic growth weighed on markets and overshadowed some strong earnings season reports.

Equities in the second quarter proved much more volatile than in the first, but European markets saw what in hindsight can be termed "a normal correction", considering the strong advance during the previous twelve months. The quarter started strong, with earnings season clearly beating expectations, but the robust numbers did not cause any additional uplift to market indices. In April, fears over Greek government debt triggered a broad downturn in all European markets as well as a greatly reduced appetite for risk among market participants. Additional worries over the financial situations of Portugal, Italy, Ireland, and Spain further impacted the markets negatively. In response, during the last few weeks of the period, a number of European Monetary Union (EMU) countries announced fiscal austerity packages with the aim of meeting the budget criteria of the European Union. Key examples:

•  Spain to cut public sector salaries by 5% and freeze that pay for 2011.

•  Italy authorized budget cuts amounting to 1.6% of gross domestic product (GDP, the value of goods and services produced in an economy) in order to reach the 3% of GDP deficit level.

•  Ireland cut all public sector pay by at least 5%, reduced social welfare and made cuts in new projects.

In addition to the European uncertainties, British Petroleum's disaster in the Gulf of Mexico and concerns of slowing momentum within emerging markets added to concerns of a possible "double dip" scenario for the world economy. On a more positive note, the Chinese government announced in June the start of the de-pegging of their currency from the US dollar.

For the six months ended June 30, 2010, the European Equity Fund's total return in USD was -20.16% based on net asset value, and -21.71% based on market price. During the same period, the total return in USD of the Fund's benchmark, the MSCI-EMU Index, was -21.80%.1 The biggest portion of the decline was due to the depreciation of the EUR, which declined 14.5% vs. the USD in the first half year of 2010.

For the semi-annual period, the fund's outperformance vs. its benchmark came as much from the pitfalls that were avoided as from the fund's holdings that outperformed the broader market. A positive impact came from the underweight in financials and utilities, the overweight in German industrials and French luxury goods companies, and the avoidance of Nokia. Performance detractors included the overweight of materials (primarily Xstrata and HeidelbergCement), an underweight in consumer staples and some poor individual stock picks within the sectors that were underweighted (primarily financials and utilities).2

Euro weakness is very beneficial for euro-based exporters, hence we have increased the overall export-oriented profile of the portfolio, with a significant overweight

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

to Germany. On a sector basis, the most noteworthy changes within the portfolio were in the energy, financial, industrial and materials sectors. Due to the Gulf of Mexico oil spill, the energy sector was in turmoil this past quarter. The political fallout from the disaster is difficult to judge at this point, but will surely result in less oil & gas development activity in the short- to medium-term. Given this uncertainty, we sold two of the remaining three oil service stocks in the portfolio, Geophysique* of France and Seadrill* of Norway.

We also took the opportunity during the sell-off to decrease the Fund's large financials underweight, establishing new positions in Germany's Aareal and in Lloyds Bank Group. The latter is showing a clear decline in non-performing loans and is a beneficiary of the yield curve and sustained low short-term interest rates. We continue to have no positions in Greece and had already underweighted the Fund's Iberian exposure. Banco Santander and Telefonica remain as two of the fund's three positions in Spain; they both greatly benefit from their exposure to higher growth in Brazil. In the industrials sector, we increased our euro exposure by taking new positions in Siemens and Tognum. Siemens is now succeeding with its operational turnaround and benefits on the revenue side from the weak euro. We also slightly reduced our large overweight in the materials sector as we are monitoring contradicting signals for this area. Finally, we made a switch in the auto industry, selling the Fund's position in Michelin in favor of the faster-growing Finnish firm Nokian Renkaat.

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four, consecutive, semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010.

The Fund also announced that the Board of Directors has authorized the Fund to repurchase up to 600,000 shares during the period August 1, 2010 through July 31, 2011. Purchases will be made when it is believed that such repurchases are advantageous to the Fund.

The Fund's discount to net asset value averaged 13.20% for the six months ended June 30, 2010, compared with 16.25% for the same period a year earlier.

*  Not held in the fund as of 6/30/10.

1  The MSCI-EMU index is an unmanaged capitalization weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possibly to invest directly in an index.

2  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Vice President and Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

ECONOMIC OUTLOOK

As macroeconomic concerns in Europe recede, bottom-up earnings will again play a larger role in determining the market's direction. The earnings picture has turned much more favorable, with continued positive surprises witnessed among consumer discretionary, industrial and materials stocks. There are, however, some factors to watch out for. Some leading indicators, primarily the purchasing manager's index, have started to roll over. Earnings revisions, while still positive, have started to slow. The other key factor to monitor is the structural growth in emerging markets, especially China, where the government is actively engaged in slowing the rate of growth. In Europe, growth will be held back by the newly announced austerity measures, but will be boosted from the export side via the now extremely competitive euro. As we think that differences in growth within Europe will only increase, we favor companies from northern Europe over southern Europe.

Valuations not only appear supportive, but are once again outright low versus their own history. European stocks' 4% average dividend yield now matches the yield on corporate bonds. We therefore expect equities to recover lost ground with accompanying volatility, as investors swing back and forth between a "flight for safety" and the "hunt for yield."

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF JUNE 30, 2010

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six- months ended June 30,		For the years ended December 31,
	2010(b)		2009		2008		2007		2006		2005
Net Asset Value(a)	(20.16)%		33.76%		(50.68)%		15.35%		34.01%		7.17%
Market Value(a)	(21.71)%		36.84%		(53.96)%		11.79%		42.35%		9.66%
Benchmark	(21.80	)%(1)	31.41	%(1)	(47.57	)%(1)	19.55	%(1)	36.29	%(1)	8.41	%(2)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns for the six-month period are not annualized.

(1)  Represents MSCI-EMU Index*.

(2)  Represents DAX Index** for 1/1/05–10/31/05 and MSCI-EMU Index* for 11/1/05–12/31/05.

  *  The MSCI-EMU index is an unmanaged capitalization weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.

  **  DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2010 (continued)

STATISTICS:

Net Assets	$75,605,264
Shares Outstanding	11,741,026
NAV Per Share	$6.44

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
04/30/10	05/10/10	$0.010	$—	$—	$0.010
12/31/09	01/28/10*	$0.100	$—	$—	$0.100
05/11/09	06/05/09	$0.234	$—	$—	$0.234
05/06/08	05/15/08	$—	$0.124	$0.403	$0.527
12/21/07	12/31/07	$—	$—	$1.000	$1.000
05/03/07	05/15/07	$0.250	$—	$—	$0.250
12/21/06	12/28/06	$0.290	$—	$—	$0.290
05/05/06	05/15/06	$0.090	$—	$—	$0.090
12/22/05	12/30/05	$0.060	$—	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$—	$0.060
09/03/01	09/17/01	$—	$—	$0.020	$0.020
11/20/00	11/29/00	$—	$—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$—	$0.120	$0.310

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/10)**	1.25%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  Although this distribution is payable in 2010, it may have been taxable in 2009.

  **  Represents expense ratio after expense reductions. Please see the "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2010 (As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2010 (As a % of Common and Preferred Stocks)

1.	LVMH Moet Hennessy Louis Vuitton	4.7
2.	Banco Santander	4.4
3.	Daimler	4.2
4.	Deutsche Telekom	3.9
5.	Telefonica	3.8
6.	Bayer	3.6
7.	Deutsche Lufthansa	3.6
8.	Societe Generale	3.5
9.	Henkel & Co.	3.4
10.	Siemens	3.1

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's  investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE VICE PRESIDENT AND LEAD PORTFOLIO MANAGER — Rainer Vermehren

What data points within the Eurozone highlight the divergence of economic activity between core and peripheral markets?1

A growing divergence in macro economic data within the Eurozone has been evident for several months this year. The recently released unemployment figures for May were a continuation of this trend. Eurozone unemployment rose by 35,000 in May, leaving the overall unemployment rate flat at a 12-year high of 10.0%. In the core of Europe, the German unemployment rate continued to fall, clocking in at 7.0% vs. 7.1% in April 2010, 7.3% in March 2010 and 7.4% in February 2010. The Netherlands boasts the lowest unemployment rate within the Eurozone, currently at 4.0%. The news from the periphery was more downbeat. The Spanish (19.9%), Portuguese (10.6%) and Irish (13.7%) unemployment rates all rose while Italy remained flat (8.7%) at the higher level. In large part, the announced austerity measures are forcing governments to reduce and consolidate their payrolls. The unemployment readings support the view that a sustained recovery in domestic spendin g in these economies remains a long way off.

What is the outlook for bond issuance within Europe in the second half of 2010?

Extreme market volatility in the first half of the year, caused by the Eurozone sovereign debt crisis, shuttered the new bond issue market for banks in Europe from mid-April 2010 to the end of May 2010. A handful of banks and companies from Europe's "core" countries helped reopen Europe's bond markets beginning of June, so the outlook for the second half of the year is improving for "core" market firms and banks. Deals during the first week in June 2010 from Deutsche Bahn and French industrial gases group, Air Liquide, effectively reopened the corporate market. Deutsche Bahn sold a 500 million euro bond at the middle of the swap period plus 60 basis points (one basis point equals .01%.). Air Liquide also sold a 500 million euro bond with a coupon of 3.89%, in the middle of a swap period rate plus 29 basis points.2 For the second half of the year, the pipeline of new corporate deals is building and investors have cash building up t o invest from coupon payments and redemptions, but markets remain closed for southern European firms due in large part to the sovereign crisis. From the periphery countries, the bulk of bond placements will presumably come from the sovereign market. Portugal bond issuance, as an example, is expected to approximate EUR5bn in Q3 and EUR2bn in the fourth quarter. Year to date, the country has fulfilled 64% of its EUR20bn gross bond issuance needs, so it's mostly a matter of risk aversion which determines at what price the remainder will be placed.

With recent discussions on the health of the European banking system, how strained is the system really?

This can best be discussed using a concrete example. On July 1st, EUR442bn of European Central Bank (ECB) lending to commercial banks matured. Of that amount, borrowed from the ECB one year ago, banks only rolled over EUR242bn, or 54%. While the number of banks bidding for ECB funds was less than a quarter (249 vs. 1121) of the bids that the ECB received at the June 2009 12-month auction, the average size of the loans was significantly higher. The fewer bids and the overall reduced demand would lead one to believe that far fewer banks are now relying on emergency lending. This may be correct; nonetheless, we remain cautious about concluding that banks are actually in a healthier position than a year ago. The drop in the number of banks using the ECB's emergency lending facilities is simply a function of the rates being charged. Many banks that borrowed from the ECB in June 2009 are unlikely to have needed emergency liquidity in the first pla ce. The ECB, back then, had charged an interest rate of just 1% for its 12 month loans, far lower than the prevailing 12-month Euro Interbank Offered Rate of 1.57%.3 Accordingly, it made sense for banks without funding problems to also borrow from the ECB. In the June 2010 auctions, terms were far less attractive on an absolute basis, and less attractive than prevailing market rates. The ECB funding rate at the 3-month auction was 25 basis points higher than the equivalent market rate. In other words, it no longer made sense for banks with access to market-based finance to borrow from the ECB. As such, those banks that did participate probably had no alternative. Furthermore, those that did borrow at the ECB, borrowed larger amounts of cash than a year ago. On average each bank borrowed EUR0.8bn at the latest 3-month operation, double the average 3-month bid recorded at the ECB's 3-month operations over the past 18 months. And, on average, EUR1.4bn per bank was

INTERVIEW WITH THE VICE PRESIDENT AND LEAD PORTFOLIO MANAGER — Rainer Vermehren
(continued)

borrowed at the 6-day operation at the end of June. While on the face of it, there were some encouraging signs that the Eurozone banking system is becoming less reliant on the ECB for funding, we think that these developments are not quite as encouraging as they initially seem and that banking strains are set to remain as lending between banks remains subdued.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The Eurozone refers to a currency union among the European Union member states that have adopted the Euro as their sole currency.

2  Coupon - The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

3  The Euro Interbank Offered Rate rates are based on the average interest rates at which a panel of more than 50 European banks borrows funds from one another. There are different maturities, ranging from one week to one year.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 43.4%
	COMMON STOCKS – 38.9%
	AIRLINES – 3.4%
187,000	Deutsche Lufthansa*	$2,608,312
	AUTOMOBILES – 4.1%
60,000	Daimler*	3,080,114
	CHEMICALS – 4.8%
21,000	Lanxess	895,323
11,000	Linde	1,165,342
10,600	Wacker Chemie	1,551,850
		3,612,515
	CONSTRUCTION MATERIALS – 2.3%
36,000	HeidelbergCement	1,726,833
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.8%
240,000	Deutsche Telekom	2,851,751
	ELECTRIC UTILITIES – 1.6%
46,000	E.ON	1,249,435
	ELECTRICAL EQUIPMENT – 1.0%
40,000	Tognum	751,659
	INDUSTRIAL CONGLOMERATES – 4.7%
22,000	Rheinmetall	1,268,257
25,000	Siemens	2,266,122
		3,534,379
	INSURANCE – 2.1%
16,000	Allianz	1,603,736
	INTERNET SOFTWARE & SERVICES – 1.6%
110,000	United Internet	1,216,799
	PHARMACEUTICALS – 4.7%
47,000	Bayer	2,647,585
27,000	Stada Arzneimittel	902,984
		3,550,569
	SOFTWARE – 2.9%
21,000	Software	2,174,596

Shares	Description	Value(a)
	THRIFTS & MORTGAGE FINANCE – 1.9%
88,000	Aareal Bank*	$1,484,460
	Total Common Stocks (cost $31,016,839)	29,445,158
	PREFERRED STOCKS – 4.5%
	AUTOMOBILES – 1.2%
10,000	Volkswagen	886,366
	HOUSEHOLD PRODUCTS – 3.3%
51,000	Henkel & Co.	2,504,429
	Total Preferred Stocks (cost $2,896,142)	3,390,795
	Total Investments in German Securities (cost $33,912,981)	32,835,953
INVESTMENTS IN FRENCH COMMON STOCKS – 17.4%
	COMMERCIAL BANKS – 3.3%
60,000	Societe Generale	2,520,227
	FOOD PRODUCTS – 2.2%
30,876	Danone	1,671,235
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
30,000	Essilor International	1,799,427
	INSURANCE – 2.0%
97,500	AXA	1,521,734
	MULTI-UTILITIES – 1.1%
28,623	GDF Suez	823,716
	OIL, GAS & CONSUMABLE FUELS – 1.9%
32,000	Total	1,448,555
	TEXTILES, APPAREL & LUXURY GOODS – 4.5%
31,000	LVMH Moet Hennessy Louis Vuitton	3,409,421
	Total Investments in French Common Stocks (cost $15,738,480)	13,194,315

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPANISH COMMON STOCKS – 8.8%
	COMMERCIAL BANKS – 4.3%
300,000	Banco Santander	$3,210,901
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.7%
150,000	Telefonica	2,802,191
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.8%
200,000	Iberdrola Renovables	629,934
	Total Investments in Spanish Common Stocks (cost $5,782,232)	6,643,026
INVESTMENTS IN SWISS COMMON STOCKS – 8.5%
	CHEMICALS – 1.7%
710	Sika	1,263,626
	ELECTRICAL EQUIPMENT – 1.6%
70,000	ABB*	1,230,905
	INSURANCE – 3.1%
1,179	Helvetia Holding	310,925
9,000	Zurich Financial Services	1,998,053
		2,308,978
	METALS & MINING – 2.1%
120,000	Xstrata	1,591,983
	Total Investments in Swiss Common Stocks (cost $6,225,246)	6,395,492
INVESTMENTS IN DUTCH COMMON STOCKS – 5.0%
	ENERGY EQUIPMENT & SERVICES – 2.1%
110,000	SBM Offshore	1,590,204
	FOOD PRODUCTS – 2.9%
80,000	Unilever	2,208,199
	Total Investments in Dutch Common Stocks (cost $4,095,654)	3,798,403

Shares	Description	Value(a)
INVESTMENTS IN DANISH COMMON STOCKS – 2.8%
	CHEMICALS – 1.1%
50,000	Christian Hansen Holding*	$834,114
	ELECTRICAL EQUIPMENT – 1.7%
30,000	Vestas Wind Systems*	1,258,814
	Total Investments in Danish Common Stocks (cost $2,784,322)	2,092,928
INVESTMENTS IN IRISH COMMON STOCKS – 2.8%
	CONSTRUCTION MATERIALS – 2.8%
100,000	CRH (cost $2,472,765)	2,098,964
INVESTMENTS IN ITALIAN COMMON STOCKS – 2.1%
	COMMERCIAL BANKS – 2.1%
700,000	UniCredit (cost $1,422,533)	1,576,428
INVESTMENTS IN BRITISH COMMON STOCKS – 2.1%
	COMMERCIAL BANKS – 2.1%
2,000,000	Lloyds Banking Group* (cost $1,748,026)	1,606,704
INVESTMENTS IN SWEDISH COMMON STOCKS – 1.8%
	HOUSEHOLD DURABLES – 1.8%
60,000	Electrolux (cost $1,195,023)	1,386,317
INVESTMENTS IN FINNISH COMMON STOCKS – 1.0%
	AUTO COMPONENTS – 1.0%
30,000	Nokian Renkaat (cost $776,312)	740,271

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN BELGIAN COMMON STOCKS – 0.9%
	DIVERSIFIED FINANCIAL SERVICES – 0.9%
37,000	KBC Ancora* (cost $917,201)	$662,888
	Total Investments in Common and Preferred Stocks – 96.6% (cost $77,070,775)	73,031,689
CASH EQUIVALENTS – 0.1%
65,704	Central Cash Management Fund, 0.21% (cost $65,704)(b)	65,704
	Total Investments – 96.7% (cost $77,136,479)	73,097,393
	Other Assets and Liabilities, Net – 3.3%	2,507,871
	NET ASSETS–100.0%	$75,605,264

*  Non-income producing security.

(a)  Value stated in US dollars.

(b)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(c)
Germany	$32,835,953	$—	$—	$32,835,953
France	13,194,315	—	—	13,194,315
Spain	6,643,026	—	—	6,643,026
Switzerland	6,395,492	—	—	6,395,492
Netherlands	3,798,403	—	—	3,798,403
Denmark	2,092,928	—	—	2,092,928
Ireland	2,098,964	—	—	2,098,964
Italy	1,576,428	—	—	1,576,428
United Kingdom	1,606,704	—	—	1,606,704
Sweden	1,386,317	—	—	1,386,317
Finland	740,271	—	—	740,271
Belgium	662,888	—	—	662,888
Short-Term Instruments	65,704	—	—	65,704
Total	$73,097,393	$—	$—	$73,097,393

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010 (unaudited)

ASSETS
Investments, at value (cost $77,070,775)	$73,031,689
Investment in Central Cash Management Fund (cost $65,704)	65,704
Total Investments, at value (cost $77,136,479)	73,097,393
Foreign currency, at value (cost $1,619,859)	1,624,340
Receivable for investments sold	1,775,725
Foreign withholding tax refund receivable	78,329
Interest receivable	4,665
Other assets	16,488
Total assets	76,596,940
LIABILITIES
Payable for investments purchased	770,709
Payable for fund shares repurchased	26,842
Management fee and Investment advisory fee payable	35,575
Payable for Directors' fees and expenses	16,357
Accrued expenses and other liabilities	142,193
Total liabilities	991,676
NET ASSETS	$75,605,264
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$162,120,637
Cost of 5,108,250 shares held in Treasury	(39,229,331)
Undistributed net investment income	1,187,910
Accumulated net realized loss on investments and foreign currency	(44,430,487)
Net unrealized depreciation on investments and foreign currency	(4,043,465)
Net assets	$75,605,264
Net assets value per share ($75,605,264 ÷ 11,741,026 shares of common stock issued and outstanding)	$6.44

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six-months ended June 30, 2010
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $234,742)	$1,645,789
Interest	406
Income distributions — Central Cash Management Fund	261
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	85,454
Total investment income	1,731,910
Expenses:
Management fee	261,373
Investment advisory fee	150,550
Custodian fee	50,601
Services to shareholders	18,739
Reports to shareholders	65,996
Directors' fees and expenses	53,026
Legal fee	37,090
Audit and tax fee	25,130
NYSE listing fee	11,877
Insurance	3,879
Miscellaneous	8,084
Total expenses before expense reductions	686,345
Partial waiver of management fee and investment advisory fee	(150,550)
Total expenses after expense reductions	535,795
Net investment income	1,196,115
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,013,654
Foreign currency	(235,688)
Payment made by affiliates	13,773
Net realized gain (loss)	791,739
Change in net unrealized appreciation (depreciation) on:
Investments	(21,720,664)
Foreign currency	38,516
Change in net unrealized appreciation (depreciation)	(21,682,148)
Net gain (loss)	(20,890,409)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,694,294)

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended June 30, 2010 (unaudited)	For the year ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,196,115	$1,294,273
Net realized gain (loss)	791,739	(23,615,941)
Change in net unrealized appreciation (depreciation)	(21,682,148)	46,885,941
Net increase (decrease) in net assets resulting from operations	(19,694,294)	24,564,273
Distributions to shareholders from:
Net investment income	(122,083)	(4,013,767)
Capital share transactions:
Net proceeds from reinvestment of dividends (77,238 and 207,315 shares, respectively)	492,004	1,167,182
Cost of shares repurchased (385,527 and 265,168 shares, respectively)	(2,447,410)	(1,604,014)
Net decrease in net assets from capital share transactions	(1,955,406)	(436,832)
Total increase (decrease) in net assets	(21,771,783)	20,113,674
NET ASSETS
Beginning of period	97,377,047	77,263,373
End of period (including undistributed net investment income of $1,187,910 and $113,878, as of June 30, 2010 and December 31, 2009, respectively)	$75,605,264	$97,377,047

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended June 30,		For the years ended December 31,
	2010 (unaudited)		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value:	$8.08		$6.38	$13.52	$12.94	$9.95	$9.35
Beginning of period
Net investment income(a)	.10		.11	.25	.16	.10	.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.75)		1.92	(6.87)	1.71	3.27	.47
Increase (decrease) from investment operations	(1.65)		2.03	(6.62)	1.87	3.37	.53
Distributions from net investment income	(.01)		(.33)	—	(.25)	(.38)	(.06)
Distributions from net realized gains	—		—	(.53)	(1.00)	—	—
Total distributions	(.01)		(.33)	(.53)	(1.25)	(.38)	(.06)
Increase resulting from tender offer	—		—	—	—	—	.12
Dilution in net asset value from dividend reinvestment	(.01)		(.02)	—	(.04)	—	—
Increase resulting from share repurchases	.03		.02	.01	—	.00 (b)	.01
Net asset value:
End of period	$6.44		$8.08	$6.38	$13.52	$12.94	$9.95
Market value:
End of period	$5.51		$7.05	$5.45	$12.39	$12.20	$8.84
Total investment return for the period†
Based upon market value	(21.71	)%****	36.84%	(53.96)%	11.79%	42.35%	9.66%
Based upon net asset value	(20.16	)%(c)****	33.76%**	(50.68)%	15.35%	34.01%	7.17%
Ratio to average net assets:
Ratio of expenses before expense reductions	1.60	%***	1.69%	1.43%	1.23%*	1.60%*	1.74%*
Ratio of expenses after expense reductions	1.25	%***	1.55%	1.43%	1.23%*	1.60%*	1.74%*
Net investment income	1.38	%*****	1.59%	2.40%	1.18%	.89%	.70%
Portfolio turnover	34	%****	77%	85%	78%	64%	107%
Net assets at end of period (000's omitted)	$75,605		$97,377	$77,263	$165,662	$152,986	$117,700

  (a)  Based on average shares outstanding during the period.

  (b)  Amount is less than $.005 per share.

  (c)  Includes the effect of a gain realized on the sale of investments not meeting the investment guidelines of the Fund (see Note 8). Excluding this gain, total return would have been .02% lower.

  †  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.23%, 1.59% and 1.73% for 2007, 2006 and 2005, respectively.

  **  Total return would have been lower had certain expenses not been reduced.

  ***  Annualized.

  ****  Not Annualized.

  *****  Not Annualized. The ratio for the six-months ended June 30, 2010 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (0.12% annualized effective rate as of June 30, 2010) on the cash collateral invested in the affiliated money fund. The Fund receives compen sation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The cost of investments at June 30, 2010 was $77,718,186 for United States Federal income tax purposes. Accordingly, as of June 30, 2010, net unrealized depreciation of investments aggregated $4,620,793 of which $8,884,034 and $13,504,827 are related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2009 of approximately $44,396,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($9,005,000) and December 31, 2017 ($35,391,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $245,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas, Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $50 million and 0.55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

In addition, the Manager and Investment Adviser have agreed to implement temporary partial fee waivers. Effective September 1, 2009, the aggregate fees payable by the Fund to the Manager and the Investment Adviser were reduced by 35 basis points for a one year period. As a result, the aggregate investment management and investment advisory fees payable by the Fund during the waiver period is 0.65% of the first $50 million of the Fund's average weekly net assets, 0.55% of the next $50 million of average weekly net assets, and 0.45% of average weekly net assets in excess of $100 million. The temporary partial fee waivers will expire on August 31, 2010.

Accordingly, for the six-months ended June 30, 2010, the combined fee pursuant to the Management and Investment Advisory Agreements fee aggregated $411,923 of which $150,550 was waived resulting in an annualized effective rate of 0.61% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended June 30, 2010, the amount charged to the Fund by DISC aggregated $18,739 of which $9,373 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

June 30, 2010, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or the Investment Adviser.

The Fund pays each Director not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six-months ended June 30, 2010 were $28,493,535 and $29,638,141, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments, the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six-months ended June 30, 2010 and the year ended December 31, 2009, the Fund purchased 385,527 and 265,168 of its shares of common stock on the open market at a total cost of $2,447,410 and $1,604,014 ($6.35 and $6.05 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 12.56% and 14.09%, respectively. These shares are held in Treasury.

During the six-months ended June 30, 2010, the Fund issued 77,238 shares as part of the dividend reinvestment plan. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 12.62%.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four, consecutive, semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010.

The Fund also announced that the Board of Directors has authorized the Fund to repurchase up to 600,000 shares during the period August 1, 2010 through July 31, 2011. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. Monthly updates concerning the Fund's repurchase program are available on its Web site at www.dws-investments.com. The Fund repurchased 500,292 of its shares during the period November 1, 2009 through June 30, 2010.

NOTE 8. PAYMENT MADE BY AFFILIATES

During the six months ended June 30, 2010, the Advisor fully reimbursed the Fund $13,773 to compensate for a breach of the Fund's procedures relating to an affiliated security. The amount of the reimbursement was 0.02% of the Fund's average net assets.

NOTE 9. REVIEW FOR SUBSEQUENT EVENTS

Management has evaluated the events and transaction subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note 2. Management and Investment Advisory Agreements and Note 7. Tender Offer and Share Repurchases that would require disclosure in the Fund's financial statements through this date.

THE EUROPEAN EQUITY FUND, INC.
REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 28, 2010. The record date for the meeting was May 14, 2010 (the "Record Date"). On the Record Date the Fund had 11,824,726 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect four (4) Class II Directors, each to serve for a term of three years and until their successors are elected and qualify.

	Number of Votes:
Director	For	Abstain
Mr. John A. Bult	8,103,023	1,611,092
Mr. Richard R. Burt	8,133,955	1,580,159
Dr. Friedbert Malt	8,068,715	1,645,400
Mr. Joachim Wagner	8,098,159	1,615,956

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2010.

Number of Votes:
For	Against	Abstain
9,094,054	501,765	118,293

3. If properly presented at the Meeting, to consider and vote on a stockholder proposal to ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund would conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common shares at a price of at least 98% of net asset value.

Number of Votes:
For	Against	Abstain
3,432,081	1,891,293	139,417

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-18027-1 (8/10)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn: Closed-End Fund Area
Kansas City, MO 64105
Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMUI Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at: www.dws-investments.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Rainer Vermehren, Director

•	Joined Deutsche Asset Management in 1997 and the Fund in 2010.
•	Portfolio manager for emerging markets equity: Frankfurt.
•	Prior to that, served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.
•	BA, Towson University; MBA, Fordham University.

Gerd Kirsten, CFA, Managing Director

•	Head of Institutional Equities, Europe: Frankfurt
•	Joined Deutsche Asset Management and the Fund in 2009.
•

Previously, 1990-99 worked in New York for HVB Capital, the US investment bank of Hypovereinsbank and 1999-2004 with Deka Investment as senior portfolio manager, 2004-2009 Partner and Managing Director of F&V Vermoegensverwaltung AG and fund manager of the innovative Dynamic Europe Fund.

•	MBA in Finance from Columbia University, New York and Diplom-Kaufmann in Banking from Technical University, Berlin

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	-
Gerd Kirsten	-	-

Because the Fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	4	$1,624,315,351	-	-
Gerd Kirsten	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	1	$28,555,593	-	-
Gerd Kirsten	6	$3,108,986,296	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	1	$445,779	-	-
Gerd Kirsten	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	77,760	$6.9336	77,760	307,475
February 1 through February 28	61,267	$6.1902	61,267	246,208
March 1 through March 31	113,100	$6.5337	113,100	133,108
April 1 through April 30	21,800	$6.7250	21,800	111,308
May 1 through May 31	64,400	$5.8368	64,400	46,908
June 1 through June 30	47,200	$5.6682	47,200	0
Total	385,527	$6.3482	385,527

* All shares were purchased in open market transactions.

On October 26, 2009, the Fund announced that its Board of Directors has authorized the repurchase of up to 500,000 shares during the period from November 1, 2009 until October 31, 2010. This program was terminated effective July 31, 2010.

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010. The Program also provides for a continuation of share repurchases by the Fund such that the Fund is authorized to repurchase up to 600,000 shares from August 1, 2010 to July 31, 2011.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010